UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

------------
BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
------------

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)
------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

On May 8, 2018, Broadridge Financial Solutions, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of fiscal year 2018 ended March 31, 2018. On May 8, 2018, the Company also posted an Earnings Webcast & Conference Call Presentation dated May 8, 2018 on the Company's Investor Relations website at www.broadridge-ir.com. In addition, on May 8, 2018, the Company posted key statistics related to its Investor Communication Solutions and Global Technology Operations businesses for the third quarter ended March 31, 2018 on the Company's Investor Relations home page at www.broadridge-ir.com.

Copies of the press release, earnings presentation and key statistics are being furnished as Exhibits 99.1, 99.2, and 99.3 attached hereto, respectively, and are incorporated herein by reference. The information furnished pursuant to Item 2.02 and 9.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This current report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this 8-K and are expressly qualified in their entirety by reference to the factors discussed in the 2017 Annual Report. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; any material breach of Broadridge security affecting its clients’ customer information; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of our outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and the demands of its clients; the ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Broadridge Financial Solutions, Inc. Press Release dated May 8, 2018

99.2	Broadridge Financial Solutions, Inc. Earnings Webcast & Conference Call Presentation dated May 8, 2018

99.3	Broadridge Financial Solutions, Inc. Key Statistics dated May 8, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 8, 2018

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/ James M. Young Name: James M. Young Title: Vice President and Chief Financial Officer

4